Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

GAAP earnings were $0.59 per diluted share; non-GAAP earnings were $0.77 per diluted share; revenues were $110.1 million

Board of directors authorizes use of $80 million for share repurchases

SAN JOSE, Calif.--(BUSINESS WIRE)--October 25, 2018--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended September 30, 2018. Net revenues for the third quarter were $110.1 million, an increase of one percent from the prior quarter and a decrease of one percent from the third quarter of 2017. Net income for the quarter was $17.7 million or $0.59 per diluted share, compared to net income of $0.51 per diluted share in the prior quarter and $0.54 per diluted share in the third quarter of 2017. Cash flow from operations was $23.2 million for the quarter.

In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the third quarter of 2018 was $23.2 million or $0.77 per diluted share, compared with $0.74 per diluted share in the prior quarter and $0.78 per diluted share in the third quarter of 2017.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Although revenues fell short of our expectations, we delivered healthy earnings driven by a slightly better-than-expected gross margin and lower-than-expected operating expenses. We are projecting lower revenues in the fourth quarter reflecting ongoing inventory reductions across the supply chain and softer demand in China, particularly in the appliance market. Nevertheless, we remain optimistic about the growth opportunities ahead of us in 2019 and beyond. As a reflection of our confidence, our board has allocated an additional $80 million for share repurchases – the largest buyback program in our history.”

Additional Highlights

  Power Integrations repurchased approximately 152,000 shares of its common stock during the third quarter, utilizing $11 million and exhausting the company’s repurchase authorization. The company’s board of directors has authorized the use of an additional $80 million for share repurchases, subject to pre-determined price/volume parameters.
  The company paid a dividend of $0.16 per share on September 28, 2018. A dividend of $0.16 per share is scheduled to be paid on December 31, 2018, to stockholders of record as of November 30, 2018.
  Power Integrations was issued ten U.S. patents during the third quarter of 2018.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2018:

  Revenues are expected to be $97 million plus or minus $3 million.
  GAAP gross margin is expected to be between 50.5 percent and 51 percent. Non-GAAP gross margin is expected to be between 51.5 percent and 52 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.7 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be between $42 million and $42.5 million; non-GAAP operating expenses are expected to be between $35.5 million and $36 million. (Non-GAAP expenses are expected to exclude approximately $6 million of stock-based compensation and $0.5 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-689-4187. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets (including in-place lease intangible assets) and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. These non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements in Mr. Balakrishnan’s quote and under the caption “Financial Outlook” regarding the company’s forecast for its fourth-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 14, 2018. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
NET REVENUES	$110,085	$109,482	$111,255	$322,648	$323,506

COST OF REVENUES	53,080	53,248	55,542	155,865	163,870

GROSS PROFIT	57,005	56,234	55,713	166,783	159,636

OPERATING EXPENSES:
Research and development	17,236	17,898	17,340	52,615	51,321
Sales and marketing	12,823	13,022	12,254	38,419	36,494
General and administrative	8,466	9,220	9,546	26,700	27,015
Amortization of acquisition-related intangible assets	455	475	514	1,444	1,634
Total operating expenses	38,980	40,615	39,654	119,178	116,464

INCOME FROM OPERATIONS	18,025	15,619	16,059	47,605	43,172

Other income, net	1,098	885	895	2,819	1,866

INCOME BEFORE INCOME TAXES	19,123	16,504	16,954	50,424	45,038

PROVISION FOR INCOME TAXES	1,456	1,123	448	3,176	531

NET INCOME	$17,667	$15,381	$16,506	$47,248	$44,507

EARNINGS PER SHARE:
Basic	$0.60	$0.52	$0.55	$1.60	$1.50
Diluted	$0.59	$0.51	$0.54	$1.56	$1.46

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,365	29,505	29,759	29,558	29,646
Diluted	29,998	30,183	30,614	30,281	30,472

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$243	$292	$391	$784	$885
Research and development	1,634	2,271	2,173	5,744	6,158
Sales and marketing	1,105	1,126	1,441	3,507	3,727
General and administrative	1,416	2,426	2,521	6,103	7,052
Total stock-based compensation expense	$4,398	$6,115	$6,526	$16,138	$17,822

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$814	$813	$939	$2,440	$2,817

General & administrative expenses include:
Patent-litigation expenses	$2,305	$2,019	$2,302	$6,221	$5,925

Other income, net includes:
Amortization of in-place lease intangible assets	$-	$-	$-	$-	$180

REVENUE MIX BY END MARKET
Communications	22%	20%	23%	21%	24%
Computer	6%	5%	5%	5%	4%
Consumer	35%	40%	37%	38%	38%
Industrial	37%	35%	35%	36%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$57,005	$56,234	$55,713	$166,783	$159,636
GAAP gross margin	51.8%	51.4%	50.1%	51.7%	49.3%

Stock-based compensation included in cost of revenues	243	292	391	784	885
Amortization of acquisition-related intangible assets	814	813	939	2,440	2,817

Non-GAAP gross profit	$58,062	$57,339	$57,043	$170,007	$163,338
Non-GAAP gross margin	52.7%	52.4%	51.3%	52.7%	50.5%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$38,980	$40,615	$39,654	$119,178	$116,464

Less: Stock-based compensation expense included in operating expenses
Research and development	1,634	2,271	2,173	5,744	6,158
Sales and marketing	1,105	1,126	1,441	3,507	3,727
General and administrative	1,416	2,426	2,521	6,103	7,052
Total	4,155	5,823	6,135	15,354	16,937

Amortization of acquisition-related intangible assets	455	475	514	1,444	1,634

Non-GAAP operating expenses	$34,370	$34,317	$33,005	$102,380	$97,893

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$18,025	$15,619	$16,059	$47,605	$43,172
GAAP operating margin	16.4%	14.3%	14.4%	14.8%	13.3%

Add: Total stock-based compensation	4,398	6,115	6,526	16,138	17,822
Amortization of acquisition-related intangible assets	1,269	1,288	1,453	3,884	4,451

Non-GAAP income from operations	$23,692	$23,022	$24,038	$67,627	$65,445
Non-GAAP operating margin	21.5%	21.0%	21.6%	21.0%	20.2%

RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision for income taxes	$1,456	$1,123	$448	$3,176	$531
GAAP effective tax rate	7.6%	6.8%	2.6%	6.3%	1.2%

Tax effect of adjustments to GAAP results	(167)	(559)	(751)	(1,515)	(3,020)

Non-GAAP provision for income taxes	$1,623	$1,682	$1,199	$4,691	$3,551
Non-GAAP effective tax rate	6.5%	7.0%	4.8%	6.7%	5.3%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$17,667	$15,381	$16,506	$47,248	$44,507

Adjustments to GAAP net income
Stock-based compensation	4,398	6,115	6,526	16,138	17,822
Amortization of acquisition-related intangible assets	1,269	1,288	1,453	3,884	4,451
Amortization of in-place lease intangible assets	-	-	-	-	180
Tax effect of items excluded from non-GAAP results	(167)	(559)	(751)	(1,515)	(3,020)

Non-GAAP net income	$23,167	$22,225	$23,734	$65,755	$63,940

Average shares outstanding for calculation of non-GAAP income per share (diluted)	29,998	30,183	30,614	30,281	30,472

Non-GAAP net income per share (diluted)	$0.77	$0.74	$0.78	$2.17	$2.10

GAAP income per share	$0.59	$0.51	$0.54	$1.56	$1.46

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2018	June 30, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$148,551	$148,187	$93,655
Short-term marketable securities	99,766	98,494	189,236
Accounts receivable, net	13,742	6,843	16,798
Inventories	74,201	68,824	57,087
Prepaid expenses and other current assets	12,573	10,619	7,758
Total current assets	348,833	332,967	364,534

PROPERTY AND EQUIPMENT, net	113,841	111,063	111,705
INTANGIBLE ASSETS, net	22,452	23,751	25,419
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	3,673	3,181	2,364
OTHER ASSETS	23,779	25,216	25,203
Total assets	$604,427	$588,027	$621,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,469	$26,518	$33,211
Accrued payroll and related expenses	9,706	12,053	12,064
Taxes payable	1,311	1,254	1,767
Other accrued liabilities	5,019	4,588	4,009
Total current liabilities	50,505	44,413	51,051

LONG-TERM LIABILITIES:
Income taxes payable	17,952	17,635	18,259
Deferred tax liabilities	52	55	138
Other liabilities	4,786	4,095	3,944
Total liabilities	73,295	66,198	73,392

STOCKHOLDERS' EQUITY:
Common stock	28	28	29
Additional paid-in capital	148,696	152,380	198,384
Accumulated other comprehensive loss	(2,076)	(2,088)	(2,139)
Retained earnings	384,484	371,509	351,408
Total stockholders' equity	531,132	521,829	547,682
Total liabilities and stockholders' equity	$604,427	$588,027	$621,074

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$17,667	$15,381	$16,506	$47,248	$44,507
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,678	4,760	4,854	14,369	13,323
Amortization of intangible assets	1,299	1,320	1,453	3,967	4,631
Loss on disposal of property and equipment	395	22	286	455	324
Stock-based compensation expense	4,398	6,115	6,526	16,138	17,822
Amortization of premium (accretion of discount) on marketable securities	(34)	114	295	342	803
Deferred income taxes	(495)	(760)	163	(1,395)	(485)
Increase in accounts receivable allowances	153	12	129	170	209
Change in operating assets and liabilities:
Accounts receivable	(7,052)	10,872	1,376	2,886	(10,873)
Inventories	(5,377)	(5,616)	(2,726)	(17,114)	(2,594)
Prepaid expenses and other assets	(1,333)	1,753	(12,699)	(2,721)	(21,048)
Accounts payable	9,923	(7,509)	8,928	2,647	5,299
Taxes payable and other accrued liabilities	(1,013)	233	(529)	(1,357)	2,679
Net cash provided by operating activities	23,209	26,697	24,562	65,635	54,597

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(8,607)	(4,022)	(6,691)	(19,120)	(29,567)
Acquisition of technology licenses	(400)	-	-	(900)	-
Purchases of marketable securities	(58,221)	-	(34,499)	(58,221)	(146,073)
Proceeds from sales and maturities of marketable securities	57,148	37,987	42,555	147,501	120,695
Net cash provided by (used in) investing activities	(10,080)	33,965	1,365	69,260	(54,945)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	2,915	978	3,022	8,550	8,111
Repurchase of common stock	(10,988)	(30,075)	(6,734)	(74,377)	(6,734)
Payments of dividends to stockholders	(4,692)	(4,705)	(4,164)	(14,172)	(12,463)
Proceeds from draw on line of credit	-	-	5,000	8,000	5,000
Payments on line of credit	-	-	(5,000)	(8,000)	(5,000)
Net cash used in financing activities	(12,765)	(33,802)	(7,876)	(79,999)	(11,086)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	364	26,860	18,051	54,896	(11,434)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	148,187	121,327	32,649	93,655	62,134

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$148,551	$148,187	$50,700	$148,551	$50,700

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com